As filed with the Securities and Exchange Commission on August 3, 1998

                                                     Registration No. 33-99110

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 3
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                            ThermoSpectra Corporation
               (Exact name of registrant as specified in charter)

      Delaware                                     04-3242970
(State or other jurisdiction of          (IRS Employer Identification Number)
 incorporation or organization)

                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                            ThermoSpectra Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                            ThermoSpectra Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                            ----------------------

      Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ----------------------


      This post-effective amendment removes from registration any of the securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 3 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 3rd day of August, 1998.

                                               THERMOSPECTRA CORPORATION


                                          By: /s/ Barry S. Howe
                                              ------------------------------
                                              Barry S. Howe
                                              President and Chief Executive
                                              Officer

Signature                        Title                         Date
---------                        -----                         ----
                                 Chief Executive Officer,      August 3, 1998
/s/ Barry S. Howe                President and Director
------------------               (Principal Executive Officer)
Barry S. Howe


/s/ John N. Hatsopoulos*         Chief Financial Officer and   August 3, 1998
-------------------------        Senior Vice President
John N. Hatsopoulos              (Principal Financial Officer)


/s/ Paul F. Kelleher*            Chief Accounting Officer      August 3, 1998
-------------------------        (Principal Accounting
Paul F. Kelleher                    Officer)



-------------------------        Director                      August __, 1998
Robert E. Finnigan


/s/ Elias P. Gyftopoulos*        Director                      August 3, 1998
-------------------------
Elias P. Gyftopoulos


/s/ Earl R. Lewis*               Director                      August 3, 1998
-------------------
Earl R. Lewis


/s/ Theo Melas-Kyriazi*          Director                      August 3, 1998
-------------------------
Theo Melas-Kyriazi


/s/ Arvin H. Smith*              Director                      August 3, 1998
--------------------
Arvin H. Smith


*By:/s/ Seth H. Hoogasian
    ---------------------
    Seth H. Hoogasian
    Attorney-in-Fact